UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-22780

Cohen & Steers MLP Income and Energy Opportunity Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue New York, NY		10017
(Address of principal executive offices)		(Zip code)

Tina M. Payne 280 Park Avenue New York, NY 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	November 30

Date of reporting period:	August 31, 2015

Item 1. Schedule of Investments

Cohen & Steers MLP Income and Energy Opportunity Fund, Inc.

CONSOLIDATED SCHEDULE OF INVESTMENTS

August 31, 2015 (Unaudited)

	Number of
	Shares/Units	Value
MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES 128.2%
COMPRESSION 2.7%
Exterran Partners, LP (a)	158,460	$3,444,920
USA Compression Partners, LP (a),(b)	434,509	8,690,180
		12,135,100
CRUDE/REFINED PRODUCTS 30.0%
Blueknight Energy Partners, LP	477,100	2,958,020
Buckeye Partners, LP (a),(b)	466,520	32,852,338
Enbridge Energy Management, LLC (a),(c)	1,094,475	30,809,477
Enbridge Inc. (Canada) (a)	151,588	6,264,700
Genesis Energy, LP (a),(b)	280,000	12,224,800
Gibson Energy, Inc. (Canada) (a)	377,992	5,573,917
Inter Pipeline Ltd. (Canada) (a)	243,194	5,212,884
JP Energy Partners, LP	237,548	2,128,430
NuStar Energy, LP (a),(b)	235,008	12,262,717
NuStar GP Holdings, LLC (a)	90,422	3,002,010
Plains All American Pipeline, LP (a),(b)	143,000	5,156,580
Plains GP Holdings, LP (a)	353,627	6,927,553
Rose Rock Midstream, LP (a)	70,045	2,176,298
SemGroup Corporation (a)	70,958	3,902,690
Shell Midstream Partners, LP	54,000	2,136,780
Sunoco Logistics Partners, LP (a)	96,000	3,247,680
		136,836,874
DIVERSIFIED MIDSTREAM 46.5%
Altagas Ltd. (Canada) (a)	263,640	7,248,296
CorEnergy Infrastructure Trust, Inc. (a)	666,415	3,418,709
Energy Transfer Equity, LP (a),(b)	953,716	26,751,734
Energy Transfer Partners, LP (a),(b)	605,200	29,739,528
Enterprise Products Partners, LP (a),(b)	1,932,113	54,311,696
Kinder Morgan, Inc. (a)	999,019	32,378,206
Martin Midstream Partners, LP	85,000	2,277,150
NGL Energy Partners, LP (a),(b)	351,898	8,480,742
Spectra Energy Corp. (a)	276,457	8,036,605
Summit Midstream Partners, LP	86,173	1,899,253
Williams Companies, Inc. (a)	243,195	11,721,999
Williams Partners, LP (a),(b)	636,979	25,383,613
		211,647,531
DIVERSIFIED UTILITIES 0.9%
Sempra Energy (a)	45,735	4,337,965

GATHERING & PROCESSING 18.2%
Crestwood Midstream Partners, LP (a)	437,689	3,418,351
EnLink Midstream Partners, LP (a)	296,226	5,222,464
EQT GP Holdings, LP	72,325	2,352,009
EQT Midstream Partners, LP (a)	32,331	2,515,352
MarkWest Energy Partners, LP (a),(b)	615,515	34,696,581
PennTex Midstream Partners, LP (a)	261,564	4,799,699
Rice Midstream Partners, LP (a)	483,583	8,109,687
Southcross Energy Partners, LP (a)	366,739	2,750,543
Tallgrass Energy GP, LP (a)	230,016	6,578,458
Tallgrass Energy Partners, LP	62,399	2,950,225
Targa Resources Partners, LP (a)	310,847	9,384,471
		82,777,840
MARINE SHIPPING/OFFSHORE 9.9%
Dynagas LNG Partners, LP	149,200	2,127,592
Golar LNG Partners, LP (Marshall Islands) (a)	474,979	9,390,335
Hoegh LNG Partners, LP (Marshall Islands) (a)	288,676	5,435,769
KNOT Offshore Partners, LP (Marshall Islands) (a)	170,380	3,117,954
Navios Maritime Midstream, LP	125,000	1,715,000
Seadrill Partners, LLC	265,152	3,155,309
Teekay Offshore Partners, LP (Marshall Islands) (a)	763,530	13,514,481
Teekay Shipping Corp (Marshall Islands) (a)	165,248	6,074,517

Transocean Partners, LLC (United Kingdom)	60,676	666,829
		45,197,786
NATURAL GAS PIPELINES 12.4%
Cheniere Energy Partners, LP (a),(b)	581,125	17,282,658
Spectra Energy Partners, LP (a),(b)	123,957	6,314,370
TC Pipelines, LP (a),(b)	109,207	5,894,994
TransCanada Corporation (Canada) (a)	439,140	15,321,166
Veresen, Inc. (Canada) (a)	1,125,399	11,625,245
		56,438,433
OIL & GAS STORAGE 1.2%
Arc Logistics Partners, LP	150,693	2,403,553
VTTI Energy Partners, LP (Marshall Islands) (a)	132,080	2,868,778
		5,272,331
PROPANE 3.0%
AmeriGas Partners, LP (a),(b)	170,339	7,638,001
Suburban Propane Partners, LP (a),(b)	162,288	6,069,571
		13,707,572
RENEWABLE ENERGY 1.5%
8point3 Energy Partners, LP (d)	95,880	1,423,818
Abengoa Yield PLC (United Kingdom)	63,719	1,450,244
Pattern Energy Group, Inc.	105,620	2,394,405
TransAlta Renewables, Inc.	168,500	1,411,424
		6,679,891
OTHER 1.9%
Sprague Resources, LP (a)	293,945	7,136,985
Westshore Terminals Investment Corp. (Canada)	67,744	1,364,046
		8,501,031
TOTAL MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES (Identified cost - $649,859,421)		583,532,354

	Number
	of Shares
PREFERRED SECURITIES - $25 PAR VALUE 5.6%
BANKS 0.4%
Wells Fargo & Company, 5.850%, due 9/15/23	60,000	1,536,000

BANKS - FOREIGN 0.4%
Barclays PLC, 8.125%, due 12/15/15 (United Kingdom)	75,000	1,943,250

CHEMICALS 0.6%
CHS Inc., 7.100%, due 03/31/24	99,100	2,688,583

FINANCE 1.2%
Ally Financial, Inc., 8.500%, due 5/15/16 (a)	122,124	3,175,224
Colony Financial, Inc., 8.500%, due 03/20/17	90,308	2,385,937
		5,561,161
INSURANCE 0.2%
Partnerre Ltd, 5.875%, due 12/31/22	40,498	1,027,029

MARINE SHIPPING 0.0%
Teekay Offshore Partners, LP, 7.250%, due 4/30/18 (Marshall Islands)	7,605	134,532

REITS 0.5%
Vereit Inc, 6.700%, due 1/3/19	90,000	2,227,500

UTILITIES 2.3%
Integrys Energy Group, 6.000%, due 8/1/73 (a)	169,119	4,522,242
Nextera Energy Capital, 5.625%, due 6/15/72	115,794	2,921,483
SCE Trust II, 5.100%, due 3/15/18	59,356	1,436,415
SCE Trust III, 5.750%, due 3/15/24	16,281	441,541
SCE Trust IV, 5.375%, due 09/15/25 (d)	40,000	1,018,000
		10,339,681
TOTAL PREFERRED SECURITIES - $25 PAR VALUE (Identified cost - $24,420,394)		25,457,736

PREFERRED SECURITIES - CAPITAL SECURITIES 12.6%
BANKS 2.3%
Citigroup, Inc. , 5.950%, due 12/29/49 (a)	2,000,000	1,985,492
Dresdner Funding Trust I , 8.151%, due 6/30/31, 144A (a),(e)	5,000,000	6,256,250
Farm Credit Bank , 6.750%, due 9/15/23, 144A (e)	23,500	2,449,142
		10,690,884
BANKS - FOREIGN 4.7%
Banco Bilbao Vizcaya Argentaria, SA , 9.000%, due 5/9/18 (Spain) (a)	1,400,000	1,505,700
Barclays PLC , 8.250%, due 12/15/18 (United Kingdom)	2,000,000	2,125,488
BNP Paribas , 7.375%, due 12/29/49, 144A (France) (e)	3,600,000	3,690,900
Lloyds Banking Group PLC , 7.500%, due 6/27/24 (United Kingdom) (a)	4,200,000	4,394,250
Royal Bank of Scotland Group PLC , 7.500%, due 12/29/49 (United Kingdom)	2,200,000	2,211,000
Royal Bank of Scotland Group PLC , 7.648%, due 9/30/31 (United Kingdom) (a)	3,000,000	3,765,000
UBS Group AG , 7.125%, due 2/19/20 (Switzerland)	2,446,000	2,556,681
UBS Group AG , 7.000%, due 2/19/25 (Switzerland)	1,400,000	1,450,750
		21,699,769

DIVERSIFIED UTILITIES 0.5%
Dominion Resources Inc., 5.750%, due 10/1/54 (a)		2,195,000	2,270,728

INSURANCE 0.9%
La Mondiale, 7.625%, due 4/23/19 (France) (a)		3,646,000	3,986,110

INTEGRATED TELECOMMUNICATION SERVICES 2.6%
Centaur Funding Corp., 9.080%, due 4/21/20, 144A (Cayman Islands) (e)		2,500	3,063,281
Embarq Corporation, 7.995%, due 6/1/36 (a)		4,000,000	4,240,000
Frontier Communications Corporation, 9.000%, due 8/15/31 (a)		5,000,000	4,434,375
			11,737,656
NATURAL GAS PIPELINES 0.1%
TransCanada Trust, 5.625%, due 5/20/75 (Canada)		488,000	469,153

UTILITIES 1.5%
Enel S.P.A., 8.750%, due 9/24/73, 144A (Italy) (a),(e)		4,200,000	4,918,074
RWE AG, 6.625%, due 7/30/75 (Germany)		1,810,000	1,783,266
			6,701,340
TOTAL PREFERRED SECURITIES - CAPITAL SECURITIES (Identified cost - $56,387,285)			57,555,640

TOTAL INVESTMENTS (Identified cost - $730,667,100)	146.4%		666,545,730
LIABILITIES IN EXCESS OF OTHER ASSETS	(46.4)		(211,193,327)
NET ASSETS (Equivalent to $16.99 per share based on 26,793,340 shares of common stock outstanding)	100.0%		$455,352,403

Note: Percentages indicated are based on the net assets of the Fund.

(a)    All or a portion of this security has been pledged as collateral in connection with the Fund’s line of credit agreement.  $485,534,274 in aggregate has been pledged as collateral.

(b)    All or a portion of this security is held by the Cohen & Steers MLP Investment Fund, a wholly-owned subsidiary.

(c)     Distributions are paid-in-kind.

(d)    Non-income producing security.

(e)     Resale is restricted to qualified institutional investors.  Aggregate holdings equal 4.5% of the net assets of the Fund, of which 0.0% are illiquid.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)

Note 1. Organization

Cohen & Steers MLP Income and Energy Opportunity Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on December 13, 2012 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a non-diversified, closed-end management investment company. The Fund’s investment objective is to provide attractive total return, comprised of high current income and price appreciation.

Cohen & Steers MLP Investment Fund (the Subsidiary), a wholly-owned subsidiary of the Fund organized under the laws of the state of Maryland, was formed on January 30, 2013.  The Subsidiary acts as an investment vehicle for the Fund in order to effect certain investments on behalf of the Fund, consistent with the Fund’s investment objectives and policies as described in the Fund’s regulatory filings. The Fund expects that it will achieve a significant portion of its exposure to Master Limited Partnerships (MLPs) through investment in the Subsidiary. Unlike the Fund, the Subsidiary may invest without limitation in MLPs. As of August 31, 2015, the Fund held an investment of $123,944,345 in the Subsidiary, representing 21.8% of the Fund’s total assets (based on U.S. Federal income tax regulations). The Consolidated Schedule of Investments includes positions of the Fund and the Subsidiary.  Where the context requires, the “Fund” includes both the Fund and Subsidiary. All significant inter-company balances and transactions have been eliminated in consolidation.

Note 2. Portfolio Valuation

Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be over-the-counter, are valued at the last sale price on the valuation date as reported by sources deemed appropriate by the Board of Directors to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair market value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing net asset value.

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain non-U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund’s use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. There were no transfers between Level 1 and Level 2 securities as of August 31, 2015.

The following is a summary of the inputs used as of August 31, 2015 in valuing the Fund’s investments carried at value:

	Total	Quoted Prices In Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Master Limited Partnerships and Related Companies:	$583,532,354	$583,532,354	$—	$—
Preferred Securities - $25 Par Value	25,457,736	25,457,736	—	—
Preferred Securities - Capital Securities:	57,555,640	—	57,555,640	—
Total Investments(a)	$666,545,730	$608,990,090	$57,555,640	$—

(a)         Portfolio holdings are disclosed individually on the Consolidated Schedule of Investments.

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

Preferred Securities- Capital Securities- Banks
Balance as of November 30, 2014	$2,437,392
Change in unrealized appreciation	11,750
Transfers out of Level 3(a)	(2,449,142)
Balance as of August 31, 2015	$—

(a)         As of November 30, 2014, the Fund used significant unobservable inputs in determining the value of this investment. As of August 31, 2015, the Fund used significant observable inputs in determining the value of the same investment.

Note 3. Income Tax Information

As of August 31, 2015, the federal tax cost and unrealized appreciation and depreciation in value of securities held were as follows:

Cost for federal income tax purposes	$730,667,100
Gross unrealized appreciation	$38,442,023
Gross unrealized depreciation	(102,563,393)
Net unrealized appreciation (depreciation)	$(64,121,370)

Note 4. Subsequent Event

On September 25, 2015, the Fund announced that on December 1, 2015 it will change its tax status from a regulated investment company to a taxable C-Corporation under the Internal Revenue Code (the Code). The change is in response to the adoption of previously proposed regulations issued by the Internal Revenue Service limiting the amount a regulated investment company may invest in master limited partnerships (MLPs). The change in tax status will enable the Fund to invest up to 100% of its assets in MLPs and to continue to pursue its investment objective of attractive total return, comprised of high current income and price appreciation. Currently, the Fund is limited to investing up to 25% of its assets directly in MLPs and up to 25% of its assets in the Subsidiary, which in turn can invest up to 100% of its assets in MLPs. The Fund will continue to remain a registered investment company under the1940 Act after the change in tax status.

Currently, the Fund is not subject to U.S. Federal income tax under the Code provided it meets certain requirements and distributes substantially all of its net investment income and capital gains in a timely manner. As a C-Corporation, the Fund’s income and gains will be taxed under Federal (currently at a maximum rate of 35%) and state income tax laws. In addition, distributions to shareholders from the Fund may also be taxed as ordinary income eligible for qualified dividend income treatment for U.S. individual taxpayers.

The change in tax status may have a negative impact on the Fund’s net asset value on December 1, 2015 as a result of recognition of deferred tax expense on Fund assets not held in its Subsidiary.  Any change from the Fund’s current tax status may negatively affect the Fund’s market price, investment returns and distribution yield. After December 1, 2015, the Subsidiary will be dissolved.

Item 2. Controls and Procedures

(a)                                 The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act as of a date within 90 days of the filing of this report.

(b)                                 During the last fiscal quarter, there were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

(a)                                 Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President

Date: October 16, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin	By:	/s/ James Giallanza
	Name: Adam M. Derechin		Name: James Giallanza
	Title: President and Principal		Title: Treasurer and Principal
	Executive Officer		Financial Officer

	Date: October 16, 2015		October 16, 2015